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                                                                   Exhibit 10(k)

                      FOURTH AMENDMENT TO LEASE AGREEMENT


     THIS FOURTH AMENDMENT TO LEASE ("Amendment") is made effective as of the 1/st/ day of May, 2000 ("Effective Date") between HEALTH CARE REIT, INC., a corporation organized under the laws of the State of Delaware ("Landlord"), having its principal office located at One SeaGate, Suite 1500, P.O. Box 1475, Toledo, Ohio 43603, and JUST LIKE HOME, INC. and JLH SERIES I, INC., each a corporation organized under the laws of the State of Florida (collectively called "Tenant"), having its principal office located at 311 Castle Shannon Boulevard, Pittsburgh, Pennsylvania 15234.

                                R E C I T A L S

     A. Landlord leased to Tenant property located in Leesburg, Florida; Haines City, Florida; Lake Wales, Florida; and Orange City, Florida (collectively called "Property") pursuant to a Lease Agreement dated as of May 1, 1999 as amended by a First Amendment to Lease Agreement dated as of September 1, 1999, a Second Amendment to Lease Agreement dated as of December 1, 1999, and a Third Amendment to Lease Agreement dated as of January 31, 2000 ("Lease"). Tenant is operating assisted living facilities (collectively called "Facility") on the Property.

     B. Tenant has requested that Landlord make a partial draw under the Letter of Credit and apply the funds to a shortfall of $57,500.00 in the amount of Rent owed by Tenant to Landlord for the month of May, 2000. HCN has agreed to this request subject to the terms and conditions of this Amendment.

     NOW THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows.

     1.   Definitions. Any capitalized terms not defined in this Amendment shall
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have the meaning set forth in the Lease.

     2.   Letter of Credit. Landlord and Tenant agree that on the Effective
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Date, Landlord shall make a draw under the Letter of Credit in the amount of
$57,500.00. The proceeds of the draw shall be applied against the amount of Rent plus legal fees due May 1, 2000. The shortfall in the Rent payment was caused by the need to make a deposit in the amount of $57,500.00 to Aries Capital ("Aries") in connection with obtaining a commitment from Aries to finance Tenant's purchase of the Leased Property. Notwithstanding the provisions of
Article 20 of the Lease, for this partial draw only, Tenant shall not be obligated to cause the Letter of Credit to be reinstated to the amount in effect prior to the draw unless Aries fails to finance the acquisition of the Leased Property on or before ___________, 2000, in which case Tenant shall cause the Letter of Credit to be reinstated to the amount of $177,583.30.

     3.   Mortgage.  In consideration of Landlord's agreement to draw under the
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Letter of Credit, Robert C. Lohr ("Lohr") agrees to provide additional security to Landlord for Tenant's Obligations and Lohr's obligations under his Unlimited and Continuing Lease Guaranty dated as of January 31, 2000 ("Guaranty Obligations"). Lohr agrees to execute a mortgage in favor of Landlord granting a second lien against Lohr's property located in Lee County, Florida to secure the Tenant's Obligations and Guaranty Obligations. Landlord agrees to accept delivery of the mortgage but not to record the mortgage until the first to occur of the following: [i] an Event of Default or an event which with the giving of notice and

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passage of time would constitute an Event of Default under the Loan Documents occurs; or [ii] ________________, 2000.

     4.   Affirmation. Except as specifically modified by this Amendment, the
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terms and provisions of the Lease (including the Settlement Agreement) are hereby affirmed and shall remain in full force and effect. In addition, Tenant affirms that the Lease remains governed by and subject to the Judgment Entries referenced in Paragraph 1 of the Settlement Agreement.

     5.   Binding Effect.  This Amendment shall be binding upon and inure to the
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benefit of the successors and permitted assigns of Landlord and Tenant.

     6.   Further Modification. The Lease may be further modified only by a
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writing signed by Landlord and Tenant.

     7.   Counterparts. This Amendment may be executed in multiple counterparts,
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each of which shall be deemed an original hereof.

     8.   Consent of Guarantor. This Amendment shall have no force or effect
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unless and until Guarantor has executed the Consent of Guarantor set forth below.

             [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

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     IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date first set forth above.

Signed and acknowledged
in the presence of:                          HEALTH CARE REIT, INC.

Signature _____________________________      By: ______________________________
Print Name ____________________________
                                                  Title: ______________________
Signature _____________________________
Print Name ____________________________

                                             JUST LIKE HOME, INC.

Signature _____________________________      By: ______________________________
Print Name ____________________________
                                                  Title: ______________________

Signature _____________________________
Print Name ____________________________


                                             JLH SERIES I, INC.

Signature _____________________________      By: ______________________________
Print Name ____________________________
                                                  Title: ______________________

Signature _____________________________
Print Name ____________________________


THIS INSTRUMENT PREPARED BY:
Cynthia L. Rerucha, Esq.
Shumaker, Loop & Kendrick, LLP
1000 Jackson Street
Toledo, Ohio 43624

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                             CONSENT OF GUARANTOR

     Guarantor hereby [i] consents to the foregoing Amendment; [ii] agrees to be bound by the terms and provisions of the Amendment to the extent applicable to the Guaranty; [iii] affirms the Guaranty which shall remain in full force and effect; and [iv] waives any suretyship defenses arising in connection with the Amendment.


                                             ___________________________________
                                             Robert C. Lohr


                                             PERIDOT ENTERPRISES, INC.


                                             By: _______________________________

                                                  Title: _______________________

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